Business Combinations (Summary Of The Fair Value Of The Assets Acquired And The Liabilities Assumed) (Details) (JPY ¥) In Millions, unless otherwise specified	0 Months Ended
	May 24, 2011
Business Combinations [Abstract]
Cash and cash deposits	¥ 78,634
Loans receivable	54,023	[1]
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets	60,048	[2]
Assets other than above	1,290,121	[3]
Total assets	2,211,374
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889
Total liabilities	1,784,621
Equity attributable to NHI shareholders	120,962
Noncontrolling interests of NLB	22,397	[4]
Noncontrolling interests attributable to other than shareholders of NLB	283,394	[5]
Acquisition costs and fair value of previously held equity investments	75,999
Goodwill	(44,963)
Weighted-average amortization period of intangible assets	9
Gross contractual amounts receivable	54,131
Estimate of the contractual cash flows not expected to be collected	¥ 108

[1]	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million and the estimate of the contractual cash flows not expected to be collected of ¥108 million.
[2]	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
[3]	Includes real estate classified as held for sale.
[4]	Valuation is based on the acquisition cost of the Share Purchases.
[5]	Valuation is based on either the market value or the net asset value as of the date of acquisition.